Exhibit 99.2

LEXINGTON
REALTY TRUST

Quarterly Supplemental Information
Third Quarter 2021

LEXINGTON REALTY TRUST

TABLE OF CONTENTS

September 30, 2021

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”), which may cause actual results, performance or achievements of Lexington and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the potential adverse impact on Lexington or its tenants from the novel coronavirus (COVID-19), (2) the authorization of Lexington’s Board of Trustees of future dividend declarations, (3) the successful consummation of any lease, acquisition, build-to-suit, development project, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

LEXINGTON REALTY TRUST

SUMMARY / HIGHLIGHTS

September 30, 2021

Lexington is a real estate investment trust (“REIT”) focused on single-tenant industrial real estate investments. Lexington has been a publicly traded REIT since 1993 (NYSE: LXP). Lexington’s investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities. Lexington announced an increase in the annualized dividend to $0.48 per common share.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.02 per diluted common share	# of Properties:	138

- Adjusted Company FFO - $0.19 per diluted common share	# of States:	28

- Completed 2.6 million square feet of new leases and lease extensions	Square Footage:	57.7 million

- Acquired five warehouse/distribution properties for an aggregate cost of $134.8 million	Ongoing Development Projects:	8

- Commenced development of five warehouse/distribution properties comprising an aggregate of 2.8 million square feet in the Greenville-Spartanburg, South Carolina and Phoenix, Arizona markets	Stabilized Portfolio% Leased:	98.9%

- Invested an aggregate of $57.3 million in eight ongoing development projects	# of Leases:	164

- Disposed of three properties for an aggregate gross disposition price of $35.4 million	% Industrial:	94.9%

-Issued $400.0 million aggregate principal amount of 2.375% Senior Notes due 2031 and redeemed all$188.8 million aggregate principal amount of 4.25% Senior Notes due 2023	Weighted-Average Lease Term (Cash Basis):	6.6 years

- Net Debt to Adjusted EBITDA ratio was 5.4x at quarter end	Weighted-Average Age:	11.5 years

LEXINGTON REALTY TRUST

CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	September 30, 2021	December 31, 2020
Assets:
Real estate, at cost	$3,721,870	$3,514,564
Real estate - intangible assets	402,365	409,293
Investments in real estate under construction	185,704	75,906
Real estate, gross	4,309,939	3,999,763
Less: accumulated depreciation and amortization	911,410	884,465
Real estate, net	3,398,529	3,115,298
Assets held for sale	30,145	16,530
Right-of-use assets, net	29,067	31,423
Cash and cash equivalents	150,077	178,795
Restricted cash	373	626
Investments in non-consolidated entities	51,021	56,464
Deferred expenses, net	13,289	15,901
Rent receivable - current	1,998	2,899
Rent receivable - deferred	71,317	66,959
Other assets	12,661	8,331
Total assets	$3,758,477	$3,493,226

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$115,633	$136,529
Term loan payable, net	298,320	297,943
Senior notes payable, net	987,590	779,275
Trust preferred securities, net	127,570	127,495
Dividends payable	34,283	35,401
Liabilities held for sale	1,122	790
Operating lease liabilities	30,109	32,515
Accounts payable and other liabilities	59,681	55,208
Accrued interest payable	5,638	6,334
Deferred revenue - including below market leases, net	15,490	17,264
Prepaid rent	14,679	13,335
Total liabilities	1,690,115	1,502,089

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 282,638,707 and 277,152,450 shares issued and outstanding in 2021 and 2020, respectively	28	28
Additional paid-in-capital	3,239,850	3,196,315
Accumulated distributions in excess of net income	(1,276,134)	(1,301,726)
Accumulated other comprehensive loss	(10,891)	(17,963)
Total shareholders’ equity	2,046,869	1,970,670
Noncontrolling interests	21,493	20,467
Total equity	2,068,362	1,991,137
Total liabilities and equity	$3,758,477	$3,493,226

LEXINGTON REALTY TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ending September 30,		Nine months ending September 30,
	2021	2020	2021	2020
Gross revenues:
Rental revenue	$82,353	$83,592	$254,570	$243,421
Other revenue	1,064	922	2,945	3,712
Total gross revenues	83,417	84,514	257,515	247,133
Expenses applicable to revenues:
Depreciation and amortization	(45,359)	(40,555)	(130,579)	(120,869)
Property operating	(11,406)	(11,343)	(33,966)	(31,895)
General and administrative	(8,363)	(7,232)	(24,695)	(22,612)
Non-operating income	472	40	953	314
Interest and amortization expense	(12,210)	(13,649)	(35,170)	(42,610)
Debt satisfaction gains (losses), net	(13,222)	17,557	(13,222)	18,950
Impairment charges	(2,048)	(6,175)	(2,048)	(7,792)
Gains on sales of properties	16,122	20,878	104,767	41,876
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	7,403	44,035	123,555	82,495
Provision for income taxes	(270)	(286)	(986)	(1,361)
Equity in earnings (losses) of non-consolidated entities	(75)	(131)	(249)	35
Net income	7,058	43,618	122,320	81,169
Less net income attributable to noncontrolling interests	(420)	(1,714)	(1,962)	(2,245)
Net income attributable to Lexington Realty Trust shareholders	6,638	41,904	120,358	78,924
Dividends attributable to preferred shares - Series C	(1,573)	(1,573)	(4,718)	(4,718)
Allocation to participating securities	(37)	(46)	(170)	(118)
Net income attributable to common shareholders	$5,028	$40,285	$115,470	$74,088

Net income attributable to common shareholders - per common share basic	$0.02	$0.15	$0.42	$0.28
Weighted-average common shares outstanding - basic	278,124,204	274,696,046	276,379,718	264,211,668

Net income attributable to common shareholders - per common share diluted	$0.02	$0.15	$0.41	$0.28
Weighted-average common shares outstanding - diluted	282,048,458	276,022,762	278,581,849	265,446,221

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA

(Unaudited and in thousands, except share and per share data)

	Three months ending September 30,		Nine months ending September 30,
	2021	2020	2021	2020
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$5,028	$40,285	$115,470	$74,088
Adjustments:
Depreciation and amortization	44,652	39,858	128,442	118,605
Impairment charges - real estate	2,048	6,175	2,048	7,792
Noncontrolling interest - OP units	240	1,518	1,391	1,702
Amortization of leasing commissions	707	697	2,137	2,264
Joint venture and noncontrolling interest adjustment	2,115	2,094	6,344	6,463
Gain on sales of properties, including non-consolidated entities	(16,122)	(20,886)	(104,767)	(42,433)
FFO available to common shareholders and unitholders - basic	38,668	69,741	151,065	168,481
Preferred dividends	1,573	1,573	4,718	4,718
Amount allocated to participating securities	37	46	170	118
FFO available to common equityholders and unitholders - diluted	40,278	71,360	155,953	173,317
Transaction costs	64	1	205	81
Debt satisfaction gains (losses), net, including non-consolidated entities	13,222	(17,522)	13,222	(18,894)
Adjusted Company FFO available to all equityholders and unitholders - diluted	$53,564	$53,839	$169,380	$154,504

Per Common Share and Unit Amounts:
Basic:
FFO	$0.14	$0.25	$0.54	$0.63

Diluted:
FFO	$0.14	$0.25	$0.55	$0.63
Adjusted Company FFO	$0.19	$0.19	$0.59	$0.57

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	278,124,204	274,696,046	276,379,718	264,211,668
Operating partnership units (1)	1,161,757	3,060,436	2,263,105	3,100,309
Weighted-average common shares outstanding - basic FFO	279,285,961	277,756,482	278,642,823	267,311,977

Diluted:
Weighted-average common shares outstanding - diluted. EPS	282,048,458	276,022,762	278,581,849	265,446,221
Unvested share-based payments awards	53,320	19,261	35,645	19,813
Operating partnership units (1)	1,161,757	3,060,436	2,263,105	3,100,309
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	287,974,105	283,813,029	285,591,169	273,276,913

(1) Includes OP units other than OP units held by Lexington.

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

(Unaudited and in thousands)

	Three months ending September 30,		Nine months ending September 30,
	2021	2020	2021	2020
Adjusted Company FFO available to all equityholders and unitholders - diluted	$53,564	$53,839	$169,380	$154,504

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(3,196)	(3,995)	(8,146)	(10,224)
Lease incentives	192	214	605	732
Amortization of above/below market leases	(314)	(435)	(1,211)	(1,110)
Lease termination payments, net	(662)	(211)	881	70
Non-cash interest, net	110	293	351	1,081
Non-cash charges, net	1,766	1,663	5,341	4,984
Second generation tenant improvements	(3,443)	(2,332)	(4,178)	(9,453)
Second generation lease costs	(2,287)	(550)	(5,341)	(4,969)
Joint venture and non-controlling interest adjustment	(54)	(146)	(181)	(330)
Company Funds Available for Distribution	$45,676	$48,340	$157,501	$135,285

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

($000)

Net Operating Income (“NOI”):

	Nine months ending September 30,
	2021	2020
Net income	$122,320	$81,169

Interest and amortization expense	35,170	42,610
Provision for income taxes	986	1,361
Depreciation and amortization	130,579	120,869
General and administrative	24,695	22,612
Transaction costs	205	81
Non-operating/advisory fee income	(3,239)	(3,392)
Gains on sales of properties	(104,767)	(41,876)
Impairment charges	2,048	7,792
Debt satisfaction (gains) losses, net	13,222	(18,950)
Equity in (earnings) losses of non-consolidated entities	249	(35)
Lease termination income, net	(13,787)	(662)
Straight-line adjustments	(8,146)	(10,224)
Lease incentives	605	732
Amortization of above/below market leases	(1,211)	(1,110)

NOI	198,929	200,977

Less NOI:
Acquisitions and dispositions	(32,989)	(36,180)
Same-Store NOI	$165,940	$164,797

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

($000)

Adjusted EBITDA:

	9/30/2021	6/30/2021	3/31/2021	12/31/2020	Trailing 12 Months
Net income attributable to
Lexington Realty Trust shareholders	$6,638	$72,678	$41,042	$104,378	$224,736
Interest and amortization expense	12,210	11,474	11,486	12,591	47,761
Provision for income taxes	270	344	372	223	1,209
Depreciation and amortization	45,359	43,044	42,176	40,723	171,302
Straight-line adjustments	(3,196)	(2,930)	(2,020)	(3,430)	(11,576)
Lease incentives	192	194	219	189	794
Amortization of above/below market leases	(314)	(437)	(460)	(470)	(1,681)
Gains on sales of properties	(16,122)	(66,726)	(21,919)	(97,163)	(201,930)
Impairment charges	2,048	-	-	6,668	8,716
Debt satisfaction (gains) losses, net	13,222	-	-	(2,502)	10,720
Non-cash charges, net	1,766	1,811	1,764	1,690	7,031

Pro-rata share adjustments:
Non-consolidated entities adjustment	2,837	2,854	2,839	2,925	11,455
Noncontrolling interests adjustment	228	923	252	617	2,020

Adjusted EBITDA	$65,138	$63,229	$75,751	$66,439	$270,557

LEXINGTON REALTY TRUST

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2018	12/31/2019	12/31/2020	9/30/2021
Adjusted Company FFO Payout Ratio	74.0%	51.6%	55.6%	54.7%

Unencumbered Assets	$2.8 billion	$3.3 billion	$3.8 billion	$4.1 billion

Unencumbered NOI	71.5%	84.1%	89.3%	91.5%

(Debt + Preferred) / Gross Assets	40.3%	34.5%	32.5%	34.6%

Debt/Gross Assets	37.8%	32.1%	30.4%	32.6%

Secured Debt / Gross Assets	14.5%	9.6%	3.1%	2.5%

Net Debt / Adjusted EBITDA	4.7x	4.9x	4.8x	5.4x

(Net Debt + Preferred) / Adjusted EBITDA	5.0x	5.3x	5.1x	5.7x

Credit Facilities Availability (2)	$505.0 million	$600.0 million	$600.0 million	$600.0 million

Unsecured Debt / Unencumbered NOI	4.9x	4.6x	5.3x	6.1x

Footnotes

(1)	Lexington believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.

(2)	Subject to covenant compliance.

LEXINGTON REALTY TRUST
OTHER FINANCIAL DATA
9/30/2021
($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2021 - remaining	$71,964	$67,842	$(4,122)
2022	281,974	275,855	(6,119)

Balance Sheet
Other assets	$12,661

The components of other assets are:

Deposits	$3,054
Equipment	425
Prepaids	2,529
Note receivable	1,495
Other receivables	842
Deferred lease incentives	4,316

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$59,681

Accounts payable and accrued expenses	$21,226
CIP accruals and other	20,540
Taxes	240
Deferred lease costs	2,181
Deposits	4,555
Transaction costs	48
Derivative liability	10,891

Footnote
(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 9/30/2021, and (iii) no properties are sold or acquired after 9/30/2021.

LEXINGTON REALTY TRUST
QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY
9/30/2021

PROPERTY ACQUISITIONS

	Property Type	Market		Square Feet	Initial Basis ($000)	Month Closed	Primary Lease Expiration	Percent Leased at Acquisition
1	Warehouse/distribution	Greenville-Spartanburg	SC	275,400	$29,421	July	04/2029	100%
2	Warehouse/distribution	Greenville-Spartanburg	SC	235,600	26,106	July	12/2029	100%
3	Warehouse/distribution (1)	Greenville-Spartanburg	SC	195,000	18,394	July	N/A	-%
4	Warehouse/distribution	Greenville-Spartanburg	SC	327,360	31,646	July	09/2026	100%
5	Warehouse/distribution	Columbus	OH	292,730	29,265	August	11/2029	100%

5	TOTAL PROPERTY INVESTMENTS			1,326,090	$134,832

Footnotes

(1)	Subsequent to acquisition, property fully leased for 5.5 years.

CAPITAL RECYCLING

	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (1)	Annualized NOI ($000)(1)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Mission(2)	TX	Office	$10,426	$963	$1,033	July	100%	$138.99
2	Venice(2)(3)	FL	Other	19,261	1,744	1,423	July	100%	617.72
3	Baltimore(2)(3)	MD	Other	5,682	305	309	July	100%	-

3	TOTAL PROPERTY DISPOSITIONS			$35,369	$3,012	$2,765

Footnotes

(1)	Generally, quarterly period prior to sale annualized.

(2)	Sale price partially satisfied via the redemption of 1,598,906 operating partnership units.

(3)	Primarily land investments.

LEXINGTON REALTY TRUST
DEVELOPMENT SUMMARY
9/30/2021

	Project (% owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Cost ($000)	GAAP Investment Balance as of 9/30/2021 ($000) (1)	Lexington Amount Funded as of 9/30/2021 ($000)	Estimated Building Completion Date	Approximate Lease Term (Yrs)	% Leased as of 9/30/2021

Consolidated

1	Fairburn (87%) (2)(3)	1	Atlanta, GA	907,675	$53,800	$47,551	$43,900	2Q 2021	TBD	0%
2	KeHE Distributors BTS (100%)	1	Phoenix, AZ	468,182	72,000	60,044	52,329	4Q 2021	15	100%
3	Mt. Comfort (80%)(2)	1	Indianapolis, IN	1,053,360	60,300	15,808	9,912	2Q 2022	TBD	0%
4	Smith Farms (90%)(2)	3	Greenville-Spartanburg, SC	1,939,524	132,800	17,609	13,396	2Q 2022	TBD	0%
5	Cotton 303 (93%)(2)	2	Phoenix, AZ	880,678	84,200	23,636	20,339	2Q 2022	TBD	0%
6	Ocala (80%)(2)	1	Central Florida	1,085,280	80,900	21,056	15,093	3Q 2022	TBD	0%

6	Total Consolidated Development Projects				$484,000	$185,704	$154,969

Non - Consolidated

1	ETNA Park 70 (90%) (4)	TBD	Columbus, OH	TBD	TBD	$12,857	$13,321	TBD	TBD	0%
2	ETNA Park 70 East (90%) (4)	TBD	Columbus, OH	TBD	TBD	7,979	8,176	TBD	TBD	0%

2	Total Non-Consolidated Development Projects					$20,836	$21,497

8	Total Development Projects					$206,540	$176,466

Footnotes

(1)	GAAP investment balance is in real estate under construction for consolidated projects and in investments in non-consolidated entities for non-consolidated projects.

(2)	Estimated project cost includes estimated tenant improvements and lease costs and excludes potential developer partner promote.

(3)	Base building substantially completed during the second quarter of 2021. Property not in service as of 9/30/2021. Subsequent to 9/30/2021, signed a seven-year lease for all 907,675 square feet.

(4)	Plans and specifications have not been completed and the square footage, project cost and completion date cannot be determined.

LEXINGTON REALTY TRUST
CAPITAL EXPENDITURES AND LEASING COSTS (1)
9/30/2021
($000)

	Nine months ending September 30,
	2021	2020
First Generation Costs
Leasing Costs	$364	$-
Total First Generation Costs	$364	$-

Second Generation Costs
Tenant Improvements
Industrial	$3,001	$8,652
Office/Other	1,177	801
Total Second Generation Tenant Improvements	$4,178	$9,453
Leasing Costs
Industrial	$4,711	$1,000
Office/Other	630	3,969
Total Second Generation Leasing Costs	$5,341	$4,969
Total Second Generation Costs	$9,519	$14,422

Building Improvements
Industrial	$4,684	$4,330
Office/Other	509	1,433
Total Building Improvements	$5,193	$5,763

Total Capital Expenditures and Leasing Costs	$15,076	$20,185

Footnote

(1)	Consolidated costs on a cash basis. Amounts exclude capitalized interest, if any. Leasing costs includes payments for lease incentives, if any.

LEXINGTON REALTY TRUST
PORTFOLIO DATA
9/30/2021
($000)
	Base Rent
Asset Class	Nine months ended
	9/30/2021(1)	9/30/2021 Percentage	9/30/2020 Percentage
Industrial	$188,373	91.4%	80.9%
Office/Other	17,723	8.6%	19.1%
	$206,096	100.0%	100.0%

	Base Rent
Credit Ratings (2)	Nine months ended
	9/30/2021(1)	9/30/2021 Percentage	9/30/2020 Percentage
Investment Grade	$100,281	48.7%	52.2%
Non-Investment Grade	37,841	18.3%	20.7%
Unrated	67,974	33.0%	27.1%
	$206,096	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis		As of 9/30/2021	As of 9/30/2020
		6.6 years	7.8 years

Lease Escalation Data (3)

Footnotes

(1)	Nine months ended 9/30/2021 Base Rent recognized for consolidated properties owned as of 9/30/2021.

(2)	Credit ratings are based upon either tenant, guarantor or parent/ultimate parent.

(3)	Based on nine months consolidated Cash Base Rents for single-tenant leases (properties 50% leased to a single tenant) owned as of 9/30/2021. Excludes parking operations and rents from prior tenants.

LEXINGTON REALTY TRUST
SAME STORE DATA
9/30/2021
($000)

Same-Store NOI (1)			Same-Store NOI by Components (1)

	Consolidated		Industrial		Office/Other
	Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020	2021	2020
Total Cash Base Rent	$170,269	$169,229	$151,257	$149,574	$19,012	$19,655
Tenant Reimbursements	21,071	20,086	15,579	14,965	5,492	5,121
Property Operating Expenses	(25,400)	(24,518)	(18,221)	(17,732)	(7,179)	(6,786)
Same-Store NOI	$165,940	$164,797	$148,615	$146,807	$17,325	$17,990

Change in Same-Store NOI(2)	0.7%		1.2%		-3.7%

Same-Store Statistics (3)			Same-Store Statistics by Components (3)

	Consolidated		Industrial		Office/Other
	As of 9/30/2021	As of 9/30/2020	As of 9/30/2021	As of 9/30/2020	As of 9/30/2021	As of 9/30/2020

Same-Store # of Properties	106	106	94	94	12	12

Same-Store Percent Leased	98.7%	99.8%	99.0%	99.8%	88.5%	96.8%

Footnotes

(1)	NOI is on a consolidated cash basis excluding properties acquired and sold in 2021 and 2020.

(2)	Excluding single-tenant, full building vacancies same-store NOI growth was 1.9% consolidated and 2.5% industrial.

(3)	At September 30, 2021, excludes properties acquired or sold in 2021 and 2020.

LEXINGTON REALTY TRUST
PORTFOLIO DETAIL BY ASSET CLASS
9/30/2021
($000, except square footage)

Asset Class	YE 2018 (1)	YE 2019	YE 2020	9/30/2021
Industrial
% of Cost (2)	71.2%	81.5%	90.8%	94.9%
% of ABR (3)	65.4%	75.5%	86.3%	91.4%
% Leased (4)	96.3%	97.9%	98.7%	99.2%
Wtd. Avg. Lease Term (5)	9.7	8.3	7.4	6.9
Mortgage Debt	$206,006	$109,939	$105,419	$101,855
% Investment Grade (3)	31.6%	45.9%	50.8%	50.6%
Square Feet	41,447,962	48,742,014	53,938,155	56,216,962

Office/Other
% of Cost (2)	28.8%	18.5%	9.2%	5.1%
% of ABR (3)(6)	34.6%	24.5%	13.7%	8.6%
% Leased	87.1%	85.8%	89.3%	88.5%
Wtd. Avg. Lease Term (5)	7.2	8.5	7.2	3.2
Mortgage Debt	$369,508	$283,933	$32,993	$15,420
% Investment Grade (3)	53.2%	57.3%	42.0%	27.6%
Square Feet	6,111,588	3,876,294	2,171,633	1,457,981

Construction in progress (7)	$1,840	$15,208	$79,022	$188,692

Footnotes

(1)	Certain amounts reclassified to reflect the current presentation.

(2)	Based on gross book value of real estate assets; excludes held for sale assets.

(3)	Percentage of Base Rent, for consolidated properties owned as of each respective period.

(4)	2021 is for Stabilized Portfolio.

(5)	Cash basis.

(6)	YE 2018 excludes the acceleration of below-market lease intangible accretion on one asset subsequently sold.

(7)	Includes development classified as real estate under construction on a consolidated basis and capital expenditure for our operating properties.

LEXINGTON REALTY TRUST
PORTFOLIO COMPOSITION
9/30/2021

As a Percent of Gross Book Value (1)

Portfolio Composition (2)

Footnotes

(1)	Based on gross book value of real estate assets as of 9/30/2021, excludes held for sale assets.
(2)	Based on gross book value of real estate assets as of 9/30/2021, 12/31/2020, 12/31/2019, 12/31/2018 and 12/31/2017, as applicable and excludes held for sale assets.

LEXINGTON REALTY TRUST
INDUSTRIAL MARKETS AND INDUSTRIES
9/30/2021

Markets (1)	Percent of Base Rent as of 9/30/2021 (2)
Memphis, TN	7.7%
Houston, TX	6.9%
Greenville/Spartanburg, SC	6.1%
Dallas/Ft Worth, TX	5.7%
Atlanta, GA	5.5%
Phoenix, AZ	5.2%
Cincinnati/Dayton, OH	5.1%
Chicago, IL	5.0%
Nashville, TN	4.5%
Detroit, MI	4.1%
Savannah, GA	2.7%
Jackson, MS	2.5%
St. Louis, MO	2.5%
Indianapolis, IN	2.4%
DC/Baltimore, MD	2.3%
Central Florida	2.2%
New York/New Jersey	2.0%
Columbus, OH	2.0%
Cleveland, OH	2.0%
Charlotte, NC	1.9%
Total Industrial Portfolio Concentration (3)	78.3%

Industries	Percent of Base Rent as of 9/30/2021 (2)
Consumer Products	23.1%
Automotive	19.2%
Food	15.7%
E-Commerce	14.5%
Transportation/Logistics	11.1%
Construction/Materials	9.0%
Apparel	2.3%
Specialty	1.6%
Technology	1.2%
Aerospace/Defense	1.1%
Retail Department	0.7%
Printing/Production	0.3%
Other	0.2%

Total Industrial Portfolio Concentration (3)	100.0%

Footnotes
(1)	Based on CoStar.com inventory data.
(2)	Nine months ended 9/30/2021 Base Rent recognized for consolidated industrial properties owned as of 9/30/2021.
(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
INDUSTRIAL PORTFOLIO DETAIL(1)
9/30/2021

	Warehouse/ Distribution	Cold Storage	Heavy Manufacturing	Light Manufacturing
# of Properties	100	4	13	9

Square Feet	48,243,747	925,616	4,751,345	2,296,254

% of Industrial Base Rent(2)	81%	5%	8%	6%

Weighted-Average Age (Years)(3)	9.2	9.2	26.6	21.5

Weighted-Average Cash Base Rent per SF(4)	$3.97	$12.73	$4.40	$5.95

Weighted-Average Lease Term (Cash Basis - Years)	6.6	10.4	6.1	10.0

Average Annual Rent Escalation(5)	2.6%	1.4%	1.9%	2.6%

Average Building Size (SF)	482,437	231,404	365,488	255,139

Average Clear Height (Feet)(6)	32.5	36.9	35.4	28.1

% Top 25 Markets(7)	69.0%	79.2%	37.5%	37.5%

% Top 50 Markets(7)	88.5%	100.0%	49.1%	49.6%

Footnotes

(1)	For industrial properties owned as of 9/30/2021.

(2)	Percent of Base Rent for consolidated industrial properties owned as of 9/30/2021.

(3)	Weighting based on square footage.

(4)	Excludes vacant square footage.

(5)	Based on Cash Base Rents for single-tenant leases (properties 50% leased to a single tenant) owned as of 9/30/2021. Excludes rents from prior tenants.

(6)	Based on internal and external sources.

(7)	Percent of Base Rent based upon CoStar.com inventory data.

LEXINGTON REALTY TRUST

TOP 15 TENANTS

9/30/2021

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	Base Rent as of 9/30/2021 ($000)	Percent of Base Rent as of 9/30/2021 ($000) (2)(4)
Amazon	Industrial	2026-2033	5	3,334,331	5.9%	$12,724	6.3%
Nissan	Industrial	2027	2	2,971,000	5.3%	9,570	4.7%
Dana	Industrial	2021-2033	7	2,053,359	3.6%	7,725	3.8%
Kellogg	Industrial	2027-2029	3	2,801,916	5.0%	7,299	3.6%
Undisclosed (5)	Industrial	2031-2035	3	1,090,383	1.9%	5,355	2.7%
Watco	Industrial	2038	1	132,449	0.2%	5,080	2.5%
Xerox	Office	2023	1	202,000	0.4%	4,981	2.5%
FedEx	Industrial	2023 & 2028	2	292,021	0.5%	4,289	2.1%
Wal-Mart	Industrial	2024 & 2027	2	1,335,673	2.4%	4,213	2.1%
Undisclosed (5)	Industrial	2034	1	1,318,680	2.3%	4,158	2.1%
Morgan Lewis (6)	Office	2024	1	289,432	0.5%	3,857	1.9%
Unis	Industrial	2023-2027	3	1,005,575	1.8%	3,411	1.7%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	3,404	1.7%
Asics	Industrial	2030	1	855,878	1.5%	3,291	1.6%
Spitzer	Industrial	2035	2	449,895	0.8%	3,259	1.6%

			35	18,737,444	33.2%	$82,616	41.0%

Footnotes
(1)	Tenant, guarantor or parent.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Excludes vacant square feet.
(4)	Nine months ended 9/30/2021 Base Rent recognized for consolidated properties owned as of 9/30/2021, excluding rent from prior tenants.
(5)	Lease restricts certain disclosures.
(6)	Includes parking operations.

LEXINGTON REALTY TRUST

QUARTERLY LEASING SUMMARY

9/30/2021

NEW LEASES - FIRST GENERATION(1)
	Location (2)			Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(3)		New Cash Base Rent Per Annum ($000)(3)
	Industrial
1	Lakeland	FL		01/2027	68,420	$388		$390
2	Duncan	SC		01/2027	195,000	1,052		1,028
2	TOTAL NEW LEASES - FIRST GENERATION				263,420	$1,440		$1,418

LEASE EXTENSIONS - SECOND GENERATION
	Location (2)		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(3)	Prior Base Rent Per Annum ($000)	New Cash Base Rent Per Annum ($000)(3)	Prior Cash Base Rent Per Annum ($000)
	Industrial
1	Antioch	TN	08/2021	09/2026	67,200	$394	$211	$382	$228
2	Shreveport	LA	03/2022	08/2027	257,849	1,253	1,343	1,321	1,403

2	TOTAL EXTENDED LEASES - SECOND GENERATION				325,049	$1,647	$1,554	$1,703	$1,631

NEW LEASES - SECOND GENERATION
	Location (2)			Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(3)	Prior Base Rent Per Annum ($000)(4)	New Cash Base Rent Per Annum ($000)(3)	Prior Cash Base Rent Per Annum ($000)(4)
	Industrial
1	Monroe	OH		02/2032	143,664	$938	$711	$886	$699
2	Statesville	NC		10/2026	639,800	2,796	2,493	2,701	2,613
3	Olive Branch	MS		08/2024	1,170,218	3,710	3,789	3,628	3,569
4	Kalamazoo	MI		10/2028	9,431	132	118	132	127
5	Kalamazoo	MI		10/2023	9,981	137	125	137	134

5	TOTAL NEW LEASES - SECOND GENERATION				1,973,094	$7,713	$7,236	$7,484	$7,142

7	TOTAL NEW AND EXTENDED LEASES - SECOND GENERATION				2,298,143	$9,360	$8,790	$9,187	$8,773

LEXINGTON REALTY TRUST

QUARTERLY LEASING SUMMARY (CONTINUED)

9/30/2021

NEW VACANCY (5)
Location (2)		Type	Prior Lease Expiration Date	Sq. Ft.	2020 Base Rent ($000)	2020 Cash Rent ($000)
McDonough	GA	Office	08/2021	62,218	$874	$874

Footnotes
(1)	Leased first generation space that was acquired vacant.
(2)	Leases greater than 10,000 square feet.
(3)	Assumes twelve months rent from the later of 10/1/2021 or lease commencement/extension, excluding free rent periods as applicable.
(4)	Rent from prior tenants for square feet leased.
(5)	Excludes multi-tenant properties, disposed properties and non-consolidated investments.

LEXINGTON REALTY TRUST

LEASE ROLLOVER SCHEDULE - INDUSTRIAL

9/30/2021

($000)

Year	Number of Leases Expiring	Base Rent as of 9/30/2021	Percent of Base Rent as of 9/30/2021	Percent of Base Rent as of 9/30/2020
2021 - remaining	4	$1,965	1.0%	1.6%
2022	4	1,959	1.0%	1.6%
2023	8	7,162	3.8%	3.9%
2024	23	25,322	13.5%	9.5%
2025	17	18,347	9.8%	10.6%
2026	23	17,347	9.2%	9.6%
2027	13	23,962	12.8%	12.8%
2028	7	9,733	5.2%	5.1%
2029	9	13,315	7.1%	6.8%
2030	9	19,976	10.6%	9.9%
Thereafter	26	48,660	25.9%	22.9%

Total (1)	143	$187,748	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

LEASE ROLLOVER SCHEDULE - OFFICE/OTHER

9/30/2021

($000)

Year	Number of Leases Expiring	Base Rent as of 9/30/2021	Percent of Base Rent as of 9/30/2021	Percent of Base Rent as of 9/30/2020
2021 - remaining	1	$123	0.7%	0.5%
2022	3	956	5.8%	6.8%
2023	4	5,356	32.5%	13.5%
2024	6	7,269	44.2%	17.0%
2025	3	774	4.7%	6.7%
2026	1	169	1.0%	0.0%
2027	1	46	0.3%	0.1%
2028	0	-	0.0%	0.0%
2029	0	-	0.0%	1.6%
2030	0	-	0.0%	0.0%
Thereafter	2	1,763	10.7%	45.3%

Total (1)	21	$16,456	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2021	10/25/2021	West Michigan	6938 Elm Valley Dr.	Kalamazoo	MI	10	150,945	1,416	1,520
	12/31/2021	Nashville, TN	6050 Dana Way	Antioch	TN	--	73,500	142	142
		Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	42,264	159	159
		Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	248	248
2022	2/28/2022	Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	23,270	95	95
	3/31/2022	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	400,522	701	701
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	250,410	438	438
2023	2/28/2023	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	864	896
	5/31/2023	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	438	438
	6/30/2023	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	293	288
	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	923	905
		Dallas/Ft Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	1,285	1,280
	10/31/2023	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	1,523	1,518
	12/31/2023	Shreveport/Bossier City, LA	5001 Greenwood Rd.	Shreveport	LA	--	646,000	1,285	1,285
2024	1/31/2024	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	1,501	1,494
		Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	1,711	1,854
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	371	368
	3/31/2024	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	1,993	2,035
		Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	53,240	185	202
		Columbus, OH	2155 Rohr Rd	Lockbourne	OH	--	320,190	814	788
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	2,141	2,181
		Nashville, TN	6050 Dana Way	Antioch	TN	--	11,238	105	105
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	1,082	1,064
	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	1,254	1,266

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2024	7/31/2024	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	280	280
	8/31/2024	Houston, TX	9701 New Decade Drive	Pasadena	TX	--	102,863	204	143
		Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	9	1,170,218	2,837	2,720
	9/30/2024	Indianapolis, IN	1621 Veterans Memorial Pkwy. E	Lafayette	IN	--	309,400	911	903
		Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	1,449	1,405
	10/31/2024	Dallas/Ft Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	172	180
		Dallas/Ft Worth, TX	17505 Interstate Hwy 35W	Northlake	TX	--	500,556	1,701	1,637
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	1,287	1,228
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	327	299
		Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	478	472
2025	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	928	897
	5/31/2025	Atlanta, GA	7875 White Road SW	Austell	GA	--	604,852	3,404	3,201
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	1,358	1,284
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	958	951
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	1,546	1,623
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	300	285
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	394	383
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd	Greer	SC	--	396,073	426	337
		Nashville, TN	6050 Dana Way	Antioch	TN	--	117,600	306	310
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	755	738
		Minneapolis/St Paul, MN	1700 47th Ave North	Minneapolis	MN	--	18,620	454	454
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	448	448
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	--	205,016	589	381
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	965	986
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	1,833	1,712

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	188	145
		Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	136,495	447	447
		Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	276,112	961	951
	7/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	1,075	1,005
		Columbus. OH	1860 Walcutt Rd.	Columbus	OH	--	97,934	60	56
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	616	583
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	167	-
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	2,022	1,993
		Nashville, TN	6050 Dana Way	Antioch	TN	--	67,200	199	152
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	832	791
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	709	683
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	124	-
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	2,162	2,070
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	1,110	1,116
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	860	921
	12/31/2026	Houston, TX	4600 Underwood Road	Deer Park	TX	--	402,648	576	-
2027	1/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	--	195,000	-	-
		Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	930	850
	2/28/2027	Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	4,650	4,661
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	4,920	4,851
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	2,245	2,197
	6/30/2027	Dallas/Ft Worth, TX	1501 Nolan Ryan Expy.	Arlington	TX	13	74,739	305	315
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	1,560	1,536
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	2,959	2,514
		Shreveport/Bossier City, LA	5417 Campus Dr.	Shreveport	LA	--	257,849	996	1,052

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2027	9/30/2027	Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	1,829	1,849
	10/31/2027	Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	2,958	2,892
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	2,803	2,723
	3/31/2028	New York/New Jersey	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	3,851	3,846
	5/31/2028	Nashville, TN	6050 Dana Way	Antioch	TN	--	50,400	165	130
	8/31/2028	Houston, TX	4100 Malone Drive	Pasadena	TX	--	233,190	523	477
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	154	25
2029	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	--	275,400	355	330
	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	2,063	2,005
	8/31/2029	Dallas/Ft Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	3,208	2,977
	9/30/2029	Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	2,198	2,045
	11/21/2029	Columbus. OH	1860 Walcutt Rd.	Columbus	OH	--	194,796	124	115
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	2,143	2,015
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	--	235,600	316	282
		Chicago, IL	200 International Pkwy S	Minooka	IL	--	473,280	1,603	1,466
2030	1/31/2030	Dallas/Ft Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	1,252	944
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	3,291	3,253
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	2,594	2,149
	6/30/2030	Dallas/Ft Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	463	425
		Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	4	1,034,470	2,888	2,934
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	4,137	3,833
	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	--	617,055	2,261	2,073
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	2,999	2,763
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	782	602
	5/31/2031	DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	--	344,700	1,293	1,153

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2031	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	9	352,275	877	624
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	1,776	1,648
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	9	143,664	436	468
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	1,592	1,553
	8/24/2032	Detroit, MI	16950 Pine Dr.	Romulus	MI	--	500,023	1,926	1,851
	10/31/2032	Portland, OR	27255 SW 95th Ave.	Wilsonville	OR	--	508,277	2,340	2,101
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	3,374	3,004
2034	4/30/2034	Raleigh, NC	1133 Poplar Creek Rd.	Henderson	NC	--	147,448	411	203
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	3,147	2,935
	12/31/2034	Greenville/Spartanburg, SC	27 Inland Pkwy.	Greer	SC	--	1,318,680	4,158	2,374
2035	10/22/2035	Detroit, MI	2860 Clark St.	Detroit	MI	--	189,960	1,653	1,653
2036	5/31/2036	Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	2,089	1,935
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	--	132,449	5,080	4,615
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						46,799,809	$151,062	$141,686
MULTI-TENANT / VACANCY (7)(8)
	WAREHOUSE/DISTRIBUTION
	Various	Boston, MA	121 Technology Dr.	Durham	NH	6,9,14 (9%)	500,500	754	1,369
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - MULTI-TENANT/VACANCY						500,500	$754	$1,369
WAREHOUSE/DISTRIBUTION - NOT STABILIZED (5)
2027	1/31/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	68,420	-	-
2031	5/31/2031	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	117,440	450	230
	Various	Greenville/Spartanburg, SC	7820 Reidville Rd	Greer	SC	6 (62%)	210,820	195	179
	Vacancy	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	36,274	-	-
		Central Florida	3775 Fancy Farms Rd	Plant City	FL	--	510,484	-	-
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - NOT STABILIZED						943,438	$645	$409

	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL						48,243,747	$152,461	$143,464

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	COLD STORAGE
2028	8/31/2028	Atlanta, GA	1420 Greenwood Rd.	McDonough	GA	--	296,972	1,627	1,649
2031	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	--	188,166	2,754	2,669
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	--	260,243	2,912	2,709
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	--	180,235	1,917	1,807

	COLD STORAGE INDUSTRIAL SUBTOTAL						925,616	$9,210	$8,834
SINGLE TENANT
	HEAVY MANUFACTURING
2023	12/31/2023	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	--	289,330	551	551
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	--	993,685	1,349	1,220
	10/31/2024	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	--	311,612	1,193	1,189
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	--	424,904	1,266	1,266
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	--	167,770	403	403
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	--	539,592	2,129	2,129
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	--	211,598	906	906
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	--	420,597	1,403	1,848
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	11	443,380	1,411	1,450
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	--	276,782	1,305	1,289
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	--	222,200	459	433
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	--	187,800	1,826	1,682
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	--	262,095	1,433	1,320

	HEAVY MANUFACTURING INDUSTRIAL SUBTOTAL						4,751,345	$15,634	$15,686
SINGLE TENANT
	LIGHT MANUFACTURING
2022	8/31/2022	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	--	221,833	725	790
2024	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	--	124,539	1,977	2,023

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	LIGHT MANUFACTURING
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	--	423,280	1,171	1,126
2027	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	--	264,598	610	610
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	--	246,508	610	577
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	--	336,350	1,146	1,052
2035	6/30/2035	Dallas/Ft Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	992	818
2037	3/31/2037	Dallas/Ft Worth, TX	4005 E I-30	Grand Prairie	TX	--	215,000	1,404	1,240
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	--	165,493	2,433	2,016

	LIGHT MANUFACTURING INDUSTRIAL SUBTOTAL						2,296,254	$11,068	$10,252

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.2% Leased (12)	56,216,962	$188,373	$178,236

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
OFFICE PROPERTIES
SINGLE TENANT
2022	1/31/2022	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	13	111,409	513	1,410
	3/31/2022	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	1,220	35	35
	7/31/2022	Tucson, AZ	1440 E 15th St.	Tucson	AZ	--	28,591	408	408
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	8,070	-	-
	11/30/2023	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	13	4,979	71	71
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	--	202,000	4,981	5,302
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	289,432	3,198	3,185
	2/14/2024	Florence, SC	1362 Celebration Blvd.	Florence	SC	--	32,000	430	458
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	--	169,083	1,511	1,524
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	--	169,218	1,566	1,525
	9/30/2024	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	13	23,228	268	253
2025	2/28/2025	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	13	13,590	166	171
	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	2,641	204	204
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	1,975	46	20
2031	11/30/2031	New York/New Jersey	4 Apollo Drive	Whippany	NJ	--	123,734	1,530	1,521
N/A	Vacancy	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	13	8,602	-	-
		Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	699	-	-
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	-	659	659

SINGLE TENANT OFFICE TOTAL							1,190,471	$15,586	$16,746
MULTI-TENANT / VACANCY (7)(8)
N/A	Vacancy	Atlanta, GA	3500 North Loop Rd.	McDonough	GA	9	62,218	594	594
	Various	Baton Rouge, LA	4455 American Way	Baton Rouge	LA	6, 14 (36%)	66,352	304	309
	Various	Phoenix, AZ	13430 North Black Canyon Fwy.	Phoenix	AZ	6 (61%)	138,940	1,006	1,129

MULTI-TENANT/VACANCY OFFICE TOTAL							267,510	$1,904	$2,032
OFFICE SUBTOTAL/WEIGHTED AVERAGE						88.5% Leased	1,457,981	$17,490	$18,778

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
OTHER PROPERTIES
SINGLE TENANT
SPECIALTY
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	--	-	233	233

SINGLE TENANT OTHER TOTAL							-	$233	$233

OTHER SUBTOTAL/WEIGHTED AVERAGE						100% Leased	-	$233	$233

TOTAL OFFICE & OTHER/WEIGHTED AVERAGE						88.5% Leased	1,457,981	$17,723	$19,011

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						98.9% Leased (12)	57,674,943	$206,096	$197,247

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2022	12/31/2022	Chicago, IL	231 N. Martingale Rd.	Schaumburg	IL	--	317,198	20%	3,449	3,640
2023	3/31/2023	Dallas/Ft Worth, TX	8900 Freeport Pkwy.	Irving	TX	--	268,445	20%	3,695	3,520
2025	3/14/2025	Dallas/Ft Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	--	292,700	20%	2,430	2,305
	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	--	111,911	20%	1,221	1,099
	12/31/2025	Dallas/Ft Worth, TX	4001 International Pkwy.	Carrollton	TX	--	138,443	20%	1,901	1,852
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	--	97,000	20%	1,008	927
	4/30/2026	Richmond, VA	800 East Canal St.	Richmond	VA	--	2,568	20%	51	51
2027	2/28/2027	Richmond, VA	800 East Canal St.	Richmond	VA	--	8,503	20%	160	117
	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	--	98,849	20%	1,587	1,528
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	--	42,290	20%	513	495
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	--	150,000	20%	1,748	1,684
2030	8/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	224,537	20%	5,292	5,499
	9/30/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	25,707	20%	578	501
	10/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	4,235	20%	91	91
2031	1/10/2031	Houston, TX	810 Gears Rd.	Houston	TX	--	68,985	20%	901	1,069
	3/1/2031	Richmond, VA	800 East Canal St.	Richmond	VA	--	26,047	20%	633	559
	9/30/2031	Richmond, VA	800 East Canal St.	Richmond	VA	--	7,105	20%	28	28
2032	4/30/2032	Richmond, VA	800 East Canal St.	Richmond	VA	--	14,330	20%	-	-
		Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	--	201,450	20%	4,519	4,154
	9/30/2032	Houston, TX	10001 Richmond Ave.	Houston	TX	--	554,385	20%	4,441	4,579
2035	2/28/2035	Dallas/Ft Worth, TX	6555 Sierra Dr.	Irving	TX	--	247,254	20%	3,722	2,934
	4/30/2035	Parachute, CO	143 Diamond Ave.	Parachute	CO	--	49,024	20%	867	884
2088	8/8/2088	Richmond, VA	800 East Canal St.	Richmond	VA	--	-	20%	267	314

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - 9/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Base Rent as of 9/30/2021 ($000) (3)	Cash Base Rent as of 9/30/2021 ($000) (3)
NNN OFFICE JV PROPERTIES
N/A	Vacancy	Houston, TX	810 Gears Rd.	Houston	TX	--	9,910	20%	-	-
		Richmond, VA	800 East Canal St.	Richmond	VA	--	17,277	20%	-	-

NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						99.1% Leased	2,978,153		$39,102	$37,830

OTHER NON-CONSOLIDATED PROPERTIES

2036	8/31/2036	Houston, TX	2203 North Westgreen Blvd.	Katy	TX	--	274,000	25%	5,126	5,126

OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100% Leased	274,000		$5,126	$5,126

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						99.2% Leased	3,252,153		$44,228	$42,956

Footnotes
1	Based on CoStar.com inventory data.
2	Square footage leased or available.
3	Nine months ended 9/30/2021 Base Rent and Cash Base Rent.
4	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
5	Property not in Stabilized Portfolio at 9/30/2021.
6	Represents percent leased as of 9/30/2021.
7	Multi-tenant properties are properties less than 50% leased to a single tenant.
8	The multi-tenanted / vacant properties incurred approximately $1.4 million in operating expenses, net for the nine months ended 9/30/2021.
9	Base Rent and Cash Base Rent amounts represent/include prior tenant.
10	New leases for an aggregate 52,978 square feet commence 10/26/2021.
11	Lexington has a 71.1% interest in this property.
12	Percent leased is for Stabilized Portfolio at 9/30/2021.
13	Property held for sale at 9/30/2021.
14	Property held for sale at 9/30/2021 and disposed of subsequent to 9/30/2021.

LEXINGTON REALTY TRUST MORTGAGES AND NOTES PAYABLE

9/30/2021

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL (f)
Chester, SC		$4,244	5.380%	08/2025	$1,144	$362
Long Island City, NY		29,942	3.500%	03/2028	4,879	-
Goodyear, AZ		41,819	4.290%	08/2031	2,484	33,399
Warren, MI		25,850	5.380%	11/2032	1,391	22,037
Industrial Subtotal/Wtg. Avg./Years Remaining (c)		$101,855	4.380%	8.9	$9,898	$55,798

OFFICE (f)
Palo Alto, CA		$15,420	3.970%	12/2023	$7,059	$-
Office Subtotal/Wtg. Avg./Years Remaining (c)		$15,420	3.970%	2.2	$7,059	$-

Subtotal/Wtg. Avg./Years Remaining (c)		$117,275	4.326%	8.0	$16,957	$55,798

CORPORATE (e)
Revolving Credit Facility	(g)	$-	-	02/2023	$-	$-
Senior Notes		198,932	4.400%	06/2024	8,753	198,932
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Senior Notes	(j)	400,000	2.375%	10/2031	9,500	400,000
Term Loan	(h)	300,000	2.732%	01/2025	8,310	300,000
Trust Preferred Notes	(i)	129,120	1.829%	04/2037	2,394	129,120
Subtotal/Wtg. Avg./Years Remaining (c)		$1,428,052	2.774%	7.8	$39,757	$1,428,052

Total/Wtg. Avg./Years Remaining (c)	(d)	$1,545,327	2.892%	7.8	$56,714	$1,483,850

LEXINGTON REALTY TRUST MORTGAGES AND NOTES PAYABLE (CONTINUED)

 9/30/2021

($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance
Mortgages and notes payable (f)	$115,633	$1,642	$-	$117,275
Term loans payable (e)	298,320	1,680	-	300,000
Senior notes payable(e)	987,590	7,582	3,760	998,932
Trust preferred securities (e)	127,570	1,550	-	129,120
Consolidated debt	$1,529,113	$12,454	$3,760	$1,545,327

Footnotes
(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(c)	Total shown may differ from detailed amounts due to rounding.
(d)	See reconciliations of non-GAAP measures in this document.
(e)	Unsecured.
(f)	Secured.
(g)	Rate ranges from LIBOR plus 0.775% to 1.45%.
(h)	Rate ranges from LIBOR plus 0.85% to 1.65%. LIBOR rate was fixed at 1.732% through January 2025 via interest rate swap agreements.
(i)	Rate is three month LIBOR plus 170 bps.
(j)	On August 30, 2021, completed an offering of $400,000 Senior Notes at a coupon of 2.375%, maturing on October 1, 2031.
The net proceeds and cash on hand were used to redeem the $188,756 aggregate principal balance of the 2023 Senior Notes and the outstanding balance of $215,000 on the Revolving Credit Facility.

LEXINGTON REALTY TRUST DEBT MATURITY SCHEDULE

9/30/2021

($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2021 - remaining	$2,982	$-	$-
2022	12,224	-	-
2023	13,267	-	-
2024	6,431	-	198,932
2025	6,214	362	300,000
	$41,118	$362	$498,932

Debt Maturity Profile (1)

Footnotes

(1)	Percentage denotes weighted-average interest rate.

LEXINGTON REALTY TRUST DEBT COVENANTS (1)

CORPORATE LEVEL DEBT

	MUST BE:	9/30/2021
Bank Loans:

Maximum Leverage	< 60%	38.8%
Fixed Charge Coverage	> 1.5x	3.6	x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 40%	5.1%
Unsecured Debt Service Coverage	> 2.0x	5.7	x
Unencumbered Leverage	< 60%	36.8%

Bonds:

Debt to Total Assets	< 60%	33.4%
Secured Debt to Total Assets	< 40%	2.5%
Debt Service Coverage	> 1.5x	5.4	x
Unencumbered Assets to Unsecured Debt	> 150%	305.0%

Footnotes
(1)	The above is a summary of the key financial covenants for Lexington’s credit facility and term loan and senior notes, as of September 30, 2021 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show Lexington’s compliance with such covenants only and are not measures of Lexington’s liquidity or performance.

LEXINGTON REALTY TRUST COMPONENTS OF NET ASSEST VALUE

9/30/2021

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties nine-month net operating income (NOI) (1)
Industrial	$170,979
Office/Other	14,123
Total Net Operating Income	$185,102

Lexington’s share of non-consolidated nine-month NOI (1)
NNN OFFICE JV
Office	$7,464
OTHER JV
Other	$1,159

Other income
Advisory fees	$2,286

Nine months ended
NOI for NAV Reconciliation:	9/30/2021

NOI as reported	$198,929
Less NOI:
Disposed of properties	(6,178)
Held for sale assets	(3,212)
Assets acquired in 2021	(3,807)
Assets less than 70% leased / Other	(630)
NOI for NAV	$185,102

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets acquired/completed in 2021	$403,997
Wholly-owned assets less than 70% leased	$21,882

Add other assets:
Assets held for sale - consolidated	$30,145
Construction in progress	2,988
Developable land	21,497
Development investment at cost incurred	154,969
Cash and cash equivalents	150,077
Restricted cash	373
Accounts receivable	1,998
Other assets	12,661
Total other assets	$374,708

Liabilities:
Corporate level debt (face amount)	$1,428,052
Mortgages and notes payable (face amount)	117,275
Dividends payable	34,283
Liabilities held for sale - consolidated	1,122
Accounts payable, accrued expenses and other liabilities	79,998
Preferred stock, at liquidation value	96,770
Lexington’s share of non-consolidated mortgages (face amount)	81,560
Total deductions	$1,839,060

Common shares & OP units at 9/30/2021	283,566,962

Footnotes

(1)	NOI for the existing property portfolio at September 30, 2021, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70% during the period, assets placed into service and assets acquired in 2021. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, Lexington’s net book value has been used.

LEXINGTON REALTY TRUST NON-GAAP MEASURES

DEFINITIONS

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. Lexington’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Lexington believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. Lexington believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. The following is a reconciliation of rental revenue to Base Rent.

Nine months ended
9/30/2021 ($000)

Rental revenue as reported	$254,570

Base Rent from sold properties	(6,044)
Lease termination income	(14,105)
Ancillary revenue	659
Reimbursements	(28,984)

Base Rent per supplement	$206,096

LEXINGTON REALTY TRUST NON-GAAP MEASURES

DEFINITIONS

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements and lease termination income and includes ancillary income. Lexington believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs. The following is a reconciliation of Base Rent to Cash Base Rent.

Nine months ended
9/30/2021 ($000)

Base Rent per supplement	$206,096

Straight-line adjustments	(8,172)
Lease incentive	534
Amortization of above/below market leases	(1,211)

Cash Base Rent per supplement	$197,247

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for second generation tenant improvements, and (8) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

First Generation Costs: Represents cash spend for tenant improvements, leasing costs and base building work for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, Lexington’s presentation may not be comparable to similarly titled measures of other companies.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

LEXINGTON REALTY TRUST NON-GAAP MEASURES

DEFINITIONS

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington’s real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington’s historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington’s NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, Lexington’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of Lexington’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of Lexington’s financial performance since it does not reflect the operations of Lexington’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of Lexington’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact Lexington’s results from operations. Lexington believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation.

LEXINGTON REALTY TRUST SELECT CREDIT METRICS DEFINITIONS

($000)

Adjusted Company FFO Payout:	Nine months ended September 30, 2021		(Debt + Preferred) / Gross Assets:	Nine months ended September 30, 2021
Common share dividends per share	$0.3225		Consolidated debt	$1,529,113
Adjusted Company FFO per diluted share	0.59		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	54.7%		Debt and preferred	$1,625,883

Unencumbered Assets:			Total assets	$3,758,477
Real estate, at cost	$4,309,939		Plus depreciation and amortization:
Held for sale real estate, at cost	43,823		Real estate	911,410
Other asset - note receivable	1,495		Deferred lease costs	9,815
less encumbered real estate, at cost	(218,902)		Held for sale assets	16,212
Unencumbered assets	$4,136,355
			Gross assets	$4,695,914
Unencumbered NOI:
NOI	$198,929		(Debt + Preferred) / Gross Assets	34.6%
Disposed of properties NOI	(6,178)
Adjusted NOI	192,751		Debt / Gross Assets:
less encumbered adjusted NOI	(16,455)		Consolidated debt	$1,529,113
Unencumbered adjusted NOI	$176,296
			Gross assets	$4,695,914
Unencumbered NOI %	91.5%
			Debt / Gross assets	32.6%
Net Debt / Adjusted EBITDA:
Adjusted EBITDA	$270,557		Secured Debt / Gross Assets:
			Total Secure Debt	$115,633
Consolidated debt	$1,529,113
less consolidated cash and cash equivalents	(150,077)		Gross assets	$4,695,914
Non-consolidated debt, net	79,342
Net debt	$1,458,378		Secured Debt / Gross Assets	2.5%

Net debt / Adjusted EBITDA	5.4	x	Unsecured Debt / Unencumbered NOI:
			Consolidated debt	$1,529,113
(Net Debt + Preferred) / Adjusted EBITDA:			less mortgages and notes payable	(115,633)
Adjusted EBITDA	$270,557		Unsecured Debt	$1,413,480

Net debt	$1,458,378		Unencumbered adjusted NOI (Annual)	$232,227
Preferred shares liquidation preference	96,770
Net debt + preferred	$1,555,148		Unsecured Debt / Unencumbered NOI	6.1	x

(Net Debt + Preferred) / Adjusted EBITDA	5.7	x

For the 12/31/2020, 12/31/2019 and 12/31/2018 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.

Investor Information

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Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch		Jeffries & Company, Inc.
James Feldman	(646) 855-5808	Jon Peterson	(212) 284-1705

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Sheila K. McGrath	(212) 497-0882	Craig Mailman	(917) 368-2316

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